Exhibit 99
Investor Presentation November 2009

Forward Looking Statements 1 This presentation includes forward-looking statements such as: statements of Southwest's goals, intentions, and expectations; estimates of risks and of future costs and benefits; expectations regarding future financial performance of Southwest and its operating segments; assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs; liquidity, contractual obligations, off-balance sheet risk, and market or interest rate risk; estimates of value of acquired assets, deposits, and other liabilities; and statements of Southwest's ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate its future results.

Corporate Profile 2 $3.0 billion financial holding company Established in 1894 IPO in 1993 Healthcare and commercial lending niche provider with proven business models Banking offices: Oklahoma, 11 Texas, 7 Kansas, 9

3 Locations in Six of Business Week's Strongest Cities San Antonio, TX Austin-Round Rock, TX Oklahoma City, OK Little Rock-N. Little Rock-Conway, AR Dallas-Fort Worth-Arlington, TX Baton Rouge, LA Tulsa, OK Omaha, NE-Council Bluffs, IA Houston-Sugar Land-Baytown, TX El Paso, TX

Summary 4 Headquartered in Stillwater, Oklahoma - 4th largest banking company headquartered in Oklahoma, with a significant presence in Texas and Kansas Financial holding company for Stillwater National Bank and Trust Company and Bank of Kansas and its two consulting subsidiaries, Business Consulting Group, Inc. and Healthcare Strategic Support, Inc. Established in 1894 - IPO in 1993 A regional community banking company with $3.0 billion in assets, $2.7 billion in total loans, $2.5 billion in deposits, and $242 million in common equity at September 30, 2009

5 Proven Track Record Southwest Bancorp, Inc./Stillwater National Bank Since 1894 Largest Commercial Bank in Oklahoma to survive the 80's without recapitalization or government assistance Established Healthcare Lending expertise in 1974 Established growth plan and LPO strategy in 1981 Successful Real Estate Lender for over 85 years Mature, experienced lenders, natives in their markets Experienced analysts and loan administrators with 25-40 years of economic and credit experience Diverse markets - Oklahoma, Texas, Kansas Niche lending

6 Leadership & People Ability to attract talent critical to OKSB's success Experienced Executive Management Team Executive Position Years In Banking Years with OKSB Rick Green President, CEO 42 42 Kerby Crowell EVP, CFO 39 39 Jerry Lanier EVP, CLO 32 11 Kimberly Sinclair EVP, CAO 32 32 Chuck Westerheide EVP, Treasurer 38 12

7 Successful Growth Strategy Results Assets San Antonio Acquisition & Houston LPO $3B 1894 1982 1993 Focused Oklahoma Growth Expansion in TX and KS $0 $1B $3.0B San Antonio Austin & Kansas City Dallas & Wichita IPO Oklahoma City LPO Tulsa LPO 2002 1985 2009 2001 $2B Hutchinson Acquisition & South OKC Edmond FNBA Acquisition

8 Portfolio Loan Growth Dollars in Billions 20.0% 5-yr CAGR 3rd Qtr.

9 Loan Diversification $2.6 Billion Total Loans as of 9/30/2009 1-4 Family Residential Commercial Real Estate Residential Real Estate Construction Commercial Real Estate Construction Other Consumer Student Loans Commercial 0.05 0.46 0.02 0.23 0.02 0.01 0.21

9/30/08 Total: $2.512 Billion Total: $2.712 Billion 9/30/09 10 Loan Geography Dollars in Millions

11 Proven Ability to Resolve Credits Majority of loans secured Loans generally are guaranteed by borrowing entity owners (corporately and individually) Cashflows from entities are assigned Net loss occurs only after orderly liquidation/bankruptcy High % of debt collected

3rd Qtr YTD 12 Risk Trends ALLL to Portfolio Loans * * Annualized YTD Net Charge-offs

13 Differentiator = Experienced Underwriting All Senior Credit Officers have a minimum of twenty years experience in credit-related fields Credit team experience includes: National Bank Examining Bank Management Problem Loan Workout Credit Underwriting Risk Management Healthcare Specialist

Deposit Diversification 14 $2.2 Billion Total Deposits (9/30/09) Other Time Deposits Non-Interest Bearing Demand Interest-Bearing Demand Money Market Account Savings Accounts Time Deposits of $100,000 or More 0.27 0.13 0.03 0.2 0.01 0.36

Deposit Geography 15 Dollars in Millions 9/30/08 Total: $2.199 Billion 9/30/09 Total: $2.473 Billion

16 Common Equity Dollars in Millions 3rd Qtr.

Regulatory Total Capital 17 Dollars in Millions 2004 2005 2006 2007 2008 2009 Regulatory Minimum 155 169 197 260 284 288 Above Regulatory Minimum 61 71 69 25 121 123 3rd Qtr $216 $240 $266 $285 $405 $411

18 Book Value Per Share 12.3% 5-yr CAGR 3rd Qtr.

Today's Presenters Rick Green, President & CEO Telephone: 405.742.1802 E-mail: RickGreen@banksnb.com Kerby Crowell, Executive Vice-President & CFO Telephone: 405.742.1808 E-mail: KerbyCrowell@banksnb.com 19 www.oksb.com

20 Questions & Discussion

Investor Presentation November 2009